UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	84-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8030 El Rio Street

Houston, TX 77054

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2023, Alaunos Therapeutics, Inc. (the “Company”) issued a press release announcing its financial condition and results of operations for the three months ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 4, 2023, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, for the last 30 consecutive business days, the bid price for the Company’s common stock, par value $0.001 per share (the “Common Stock”), had closed below the $1.00 per share minimum bid price requirement for continued inclusion on the Nasdaq Global Select Market pursuant to Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Requirement”). In accordance with Nasdaq Listing Rule 5810(c)(3)(A) (the “Compliance Period Rule”), the Company was provided an initial period of 180 calendar days, or until July 3, 2023 (the “Compliance Date”), to regain compliance with the Bid Price Requirement.

On June 22, 2023, the Company applied to transfer the listing of the Common Stock from the Nasdaq Global Select Market to the Nasdaq Capital Market (the “Transfer”). On July 5, 2023, Nasdaq notified the Company that the Transfer was approved, and that, in connection with the Transfer, the Company was eligible for an additional 180 calendar day period, or until January 2, 2024 (the “Extended Compliance Period”), to regain compliance with the Bid Price Requirement.

On November 8, 2023, the Company received a Staff Delisting Determination letter (the “Delisting Determination”) from the Staff notifying the Company that, because the closing bid price for the Common Stock was below $0.10 per share for 10 consecutive trading days during the Extended Compliance Period, the Staff has determined to suspend trading of the Common Stock on Nasdaq pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iii), effective November 17, 2023, and file a Form 25-NSE with the Securities and Exchange Commission (the “SEC”) to remove the Common Stock from listing and registration under the Securities Exchange Act of 1934, as amended, unless the Company timely requests an appeal of the Delisting Determination to a Nasdaq Hearings Panel (the “Panel”).

We intend to timely request a hearing before the Panel to appeal the Delisting Determination and expect a hearing before the Panel to be scheduled where we will seek to remain listed until we are able to consummate a strategic transaction, if ever. Following the hearing, if granted, the Company expects the Panel to issue a written decision that will determine whether the Common Stock will remain listed on Nasdaq.

A timely request for a hearing ordinarily stays the suspension or delisting of the Common Stock, so the Company expects that the Common Stock will continue to trade on the Nasdaq Capital Market under the symbol “TCRT” while the appeal process is pending.

There can be no assurance that the Company’s plan will be accepted by the Panel or that, if it is, the Company will be able to regain compliance with the applicable Nasdaq listing requirements. If the Common Stock is delisted, it could be more difficult to buy or sell the Common Stock or to obtain accurate quotations, and the price of the Common Stock could suffer a material decline. Delisting could also impair the Company’s ability to raise capital.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this Form 8-K include, without limitation, statements regarding whether the Company will request a review of the Delisting Determination and the timing of the filing of any Form 25-NSE with the SEC. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, delisting from Nasdaq may adversely impact trading in the Common Stock and the Company’s ability to raise financing; the Company has and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available on reasonable terms or at all; and the other important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023, filed with the SEC on November 14, 2023, and its other filings with the SEC. Any forward-looking statement made by the Company in this Form 8-K is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Alaunos Therapeutics, Inc., dated November 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaunos Therapeutics, Inc.

Date: November 14, 2023	By:	/s/ Melinda Lackey
	Name:	Melinda Lackey
	Title:	Senior Vice President, Legal and Administration